                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                 ---------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event report)      01-Jan-98
       ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1


                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       New Jersey            333-18877-01            91-181-5460
       ----------            ------------            -----------
       Arizona

       State or other         (Commission            (IRS Employer
       jurisdiction of        File Number)             ID Number)
       incorporation)


       2840  Morris  Avenue,  Union,  New  Jersey    07083
       -------------------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,                              908-686-2000
       including area code:                               ----------------------


                                       n/a
       -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

            Item 5     Other Events
                       ------------

       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Noteholders with respect to the following Distribution Dates:

       A-1...........................................       05-Jan-98
                                                            12-Jan-98
                                                            20-Jan-98
                                                            26-Jan-98

       A-2...........................................       28-Jan-98
       A-3...........................................       07-Jan-98
       A-4...........................................       15-Jan-98
       A-5...........................................       14-Jan-98
       A-6...........................................       21-Jan-98

            Item 7     Financial Statements and Exhibits
                       ---------------------------------

       The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange
       Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                              SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           Trans-World Insurance Co.



                                           By:  \s\ Harry Puglisi
                                           ----------------------
                                           Name: Harry Puglisi
                                              Title: Treasurer


       Dated:  January 31, 1998

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

============================================================================================
                            CLASSNOTES TRUST 1997 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-1               Determination Date                        12/29/97
Cusip #  182743-AG9          Distribution Date                         01/05/98
                             Record Date                               12/31/97
============================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                              0.00
                           Per $50,000 original principal amount of the Notes                                       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                        100,436.39
                           Per $50,000 original principal amount of the Notes                                      63.972222


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                              0.00
                           Per $50,000 original principal amount of the Notes                                       0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                              0.00
                           Per $50,000 original principal amount of the Notes                                       0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                 268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                              CLASS A-1 NOTES                                                                  76,900,000.00


(vi)       Applicable Interest Rate:
                              (a)   In general:
                                    1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-1 NOTES
                                                         PERIOD 1                                                   5.600000%
                                                         PERIOD 2                                                   5.750000%
                                                         PERIOD 3                                                   5.699000%
                                                       CURRENT RATE             (Based on Auction)                  6.580000%



                                 2.  NET LOAN RATE
                                                         PERIOD 1                                   6.590000%
                                                         PERIOD 2                                   6.787500%
                                                         PERIOD 3                                   6.824200%

                           (b)   Amount of Interest that would have been paid
                                 on such Note Distribution Date if Interest was
                                 calculated instead based on the Net Loan Rate                     103,603.65

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                              31,209.42
                       Per $50,000 original principal amount of the Notes                           19.878611

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                         0.00
                       Per $50,000 original principal amount of the Notes                            0.000000

                 2.  Remaining Balance                                                                   0.00
                       Per $50,000 original principal amount of the Notes                            0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                                  1,018.75
                       Per $50,000 original principal amount of the Notes                            0.648885

                 2.  Auction Agent Fee  (Pro Rata)                                                   4,844.72
                       Per $50,000 original principal amount of the Notes                            3.085810

                 3.  Indenture Trustee Fee  (Pro Rata)                                                   0.00
                       Per $50,000 original principal amount of the Notes                            0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                           590.58
                       Per $50,000 original principal amount of the Notes                            0.376165

                 5.  Surety Provider Fee  (Pro Rata)                                                 5,614.44
                       Per $50,000 original principal amount of the Notes                            3.576079


(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                                   0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                                        0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                                     0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                                  0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                                      0.00

           (c)   Amount in the Reserve Account                                                           0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                    0.00


(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                               0.00

        (b)  Amount in the Pre-Funding Account                                                                0.00

(xv)    Aggregate amount (if any) paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                                      0.00
                     (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                      0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                                  2,107,715.09
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                                    868,920.04
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                                 1,287,630.11
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                                    116,406.20
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                                           270,934.42

(xix)   Parity Percentage                 Numerator           291,313,257.86
        as of       11/30/97                                  --------------
                                        Denominator           288,611,382.91                                100.94%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                                                40,955.69

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                                0.00


The Money Store, Inc.



By: \s\ Harry Puglisi
    -----------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-1              Determination Date                01/06/98
Cusip #  182743-AG9          Distribution Date                 01/12/98
                             Record Date                       01/08/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                         85,978.47
              Per $50,000 original principal amount of the Notes      55.902778

(iii)  (A)  Amount of Noteholders' Auction Rate Interest
            Carryover being paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000

       (B)  Remaining Amount of Noteholders' Auction Rate
            Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-1 NOTES                                              0.00
              Per $50,000 original principal amount of the Notes       0.000000

(iv)   Pool Balance at end of preceding Collection Period        268,760,993.13

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-1 NOTES                                     76,900,000.00

(vi)   Applicable Interest Rate:
              (a)  In general:
                   1.  Auction Rate for the prior Interest
                       Period:

                           CLASS A-1 NOTES
                              PERIOD 1                                 5.750000%
                              PERIOD 2                                 5.699000%
                              PERIOD 3                                 6.580000%
                           CURRENT RATE    (Based on Auction)          5.750000%


                            2.  NET LOAN RATE
                                          PERIOD 1                                           6.590000%
                                          PERIOD 2                                           6.787500%
                                          PERIOD 3                                           6.824200%

                      (b)   Amount of Interest that would have been paid
                            on such Note Distribution Date if Interest was
                            calculated instead based on the Net Loan Rate                   102,040.75

(vii)   (a)   Service Fee for related Collection Period (Pro Rata)                           31,209.42
                      Per $50,000 original principal amount of the Notes                     20.292211

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                                                     0.00
                        Per $50,000 original principal amount of the Notes                    0.000000

              2.  Remaining Balance                                                               0.00
                        Per $50,000 original principal amount of the Notes                    0.000000

(viii)  Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                                              1,018.75
                        Per $50,000 original principal amount of the Notes                    0.662386

              2.  Auction Agent Fee  (Pro Rata)                                               4,844.72
                        Per $50,000 original principal amount of the Notes                    3.150014

              3.  Indenture Trustee Fee  (Pro Rata)                                               0.00
                        Per $50,000 original principal amount of the Notes                    0.000000

              4.  Eligible Lender Trustee Fee  (Pro Rata)                                       590.58
                        Per $50,000 original principal amount of the Notes                    0.383992

              5.  Surety Provider Fee  (Pro Rata)                                             5,614.44
                        Per $50,000 original principal amount of the Notes                    3.650484

(ix)    Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
        Surety Bond                                                                               0.00

(x)     Aggregate amount of Realized losses for the related Collection
        period                                                                                    0.00

(xi)    Aggregate amount received with respect to Financed Student
        Loans for which Realized Losses were allocated previously                                 0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                                               0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                   0.00

        (c)  Amount in the Reserve Account                                                        0.00

(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                                                0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                                0.00

           (b)     Amount in the Pre-Funding Account                                                                 0.00

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                       0.00
                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                                               0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                          0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                      2,107,715.09
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                        868,920.04
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                     1,287,630.11
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                        116,406.20
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                               270,934.42

(xix)      Parity Percentage             Numerator           291,313,257.86
           as of    11/30/97                                 --------------
                                       Denominator           288,611,382.91                                       100.94%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                    40,955.69

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                    0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
   --------------------
       Harry Puglisi
        Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-1                Determination Date                       01/13/98
Cusip #  182743-AG9           Distribution Date                        01/20/98
                              Record Date                              01/15/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                        0.00
                           Per $50,000 original principal amount of the Notes                                 0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                   94,843.33
                           Per $50,000 original principal amount of the Notes                                61.666667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                        0.00
                           Per $50,000 original principal amount of the Notes                                 0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                        0.00
                           Per $50,000 original principal amount of the Notes                                 0.000000


(iv)       Pool Balance at end of preceding Collection Period                                           268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                              CLASS A-1 NOTES                                                            76,900,000.00


(vi)       Applicable Interest Rate:
                        (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-1 NOTES
                                                         PERIOD 1                                             5.699000%
                                                         PERIOD 2                                             6.580000%
                                                         PERIOD 3                                             5.750000%
                                                       CURRENT RATE             (Based on Auction)            5.550000%


                                 2.  NET LOAN RATE
                                               PERIOD 1                                      6.590000%
                                               PERIOD 2                                      6.787500%
                                               PERIOD 3                                      6.824200%

                           (b)   Amount of Interest that would have been paid
                                 on such Note Distribution Date if Interest was
                                 calculated instead based on the Net Loan Rate              116,618.00

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                       31,209.42
                           Per $50,000 original principal amount of the Notes                20.292211

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                  0.00
                           Per $50,000 original principal amount of the Notes                 0.000000

                 2.  Remaining Balance                                                            0.00
                           Per $50,000 original principal amount of the Notes                 0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                           1,018.75
                           Per $50,000 original principal amount of the Notes                 0.662386

                 2.  Auction Agent Fee  (Pro Rata)                                           18,260.59
                           Per $50,000 original principal amount of the Notes                11.872946

                 3.  Indenture Trustee Fee  (Pro Rata)                                            0.00
                           Per $50,000 original principal amount of the Notes                 0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                    590.58
                           Per $50,000 original principal amount of the Notes                 0.383992

                 5.  Surety Provider Fee  (Pro Rata)                                          5,614.44
                           Per $50,000 original principal amount of the Notes                 3.650484


(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                            0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                                 0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                              0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                           0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                               0.00

           (c)   Amount in the Reserve Account                                                    0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                             0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                          0.00

           (b)     Amount in the Pre-Funding Account                                                           0.00

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                              0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                           (a) CLASS A-1 NOTES                                                                 0.00
                           (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                                         0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                    0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                2,107,715.09
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                  868,920.04
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                               1,287,630.11
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                  116,406.20
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                         270,934.42

(xix)      Parity Percentage                   Numerator           291,313,257.86
                                                                   --------------
           as of  11/30/97                     Denominator         288,611,382.91                           100.94%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                              40,955.69

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                              0.00


The Money Store, Inc.

By:  \s\ Harry Puglisi
   ----------------------
       Harry Puglisi
         Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

========================================================================================================================
                           CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-1            Determination Date                         01/20/98
Cusip #  182743-AG9        Distribution Date                          01/26/98
                           Record Date                                01/22/98
=======================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                           CLASS A-1 NOTES                                                                        0.00
                           Per $50,000 original principal amount of the Notes                                 0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                   71,132.50
                           Per $50,000 original principal amount of the Notes                                46.250000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                        0.00
                           Per $50,000 original principal amount of the Notes                                 0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-1 NOTES                                                                        0.00
                           Per $50,000 original principal amount of the Notes                                 0.000000


(iv)       Pool Balance at end of preceding Collection Period                                           268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                           CLASS A-1 NOTES                                                               76,900,000.00


(vi)       Applicable Interest Rate:
                           (a)   In general:
                                 1.  Auction Rate for the prior Interest Period:

                                             CLASS A-1 NOTES
                                                PERIOD 1                                                     6.580000%
                                                PERIOD 2                                                     5.750000%
                                                PERIOD 3                                                     5.550000%
                                              CURRENT RATE             (Based on Auction)                    5.550000%

                                 2.  NET LOAN RATE
                                               PERIOD 1                                    6.590000%
                                               PERIOD 2                                    6.787500%
                                               PERIOD 3                                    6.824200%

                           (b)   Amount of Interest that would have been paid
                                 on such Note Distribution Date if Interest was
                                 calculated instead based on the Net Loan Rate             87,463.50

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                     31,209.42
                           Per $50,000 original principal amount of the Notes              20.292211

           (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                             0.00
                           Per $50,000 original principal amount of the Notes               0.000000

                    2.  Remaining Balance                                                       0.00
                           Per $50,000 original principal amount of the Notes               0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                      1,018.75
                           Per $50,000 original principal amount of the Notes               0.662386

                    2.  Auction Agent Fee  (Pro Rata)                                      18,260.59
                           Per $50,000 original principal amount of the Notes              11.872946

                    3.  Indenture Trustee Fee  (Pro Rata)                                       0.00
                           Per $50,000 original principal amount of the Notes               0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                               590.58
                           Per $50,000 original principal amount of the Notes               0.383992

                    5.  Surety Provider Fee  (Pro Rata)                                     5,614.44
                           Per $50,000 original principal amount of the Notes               3.650484


(ix)       Amount of payments to the Surety Provider in reimbursement of prior
           draws under any Note Surety Bond or Certificate Surety Bond                          0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                               0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                            0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                         0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                             0.00

           (c)   Amount in the Reserve Account                                                  0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                           0.00


(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                              0.00

        (b)  Amount in the Pre-Funding Account                                                               0.00

(xv)    Aggregate amount (if any) paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                               0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                    0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                                            0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                     0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                                 2,107,715.09
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                                   868,920.04
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                                1,287,630.11
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                                   116,406.20
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                                          270,934.42

(xix)   Parity Percentage                          Numerator           291,313,257.86
        as of       11/30/97                                           --------------
                                                 Denominator           288,611,382.91                      100.94%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                                               40,955.69

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                               0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
   -------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================================
                            CLASSNOTES TRUST 1997-I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-2          Determination Date                 01/22/98
Cusip #  182743-AH7           Distribution Date                  01/28/98
                              Record Date                        01/26/98
================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                           CLASS A-2 NOTES                                                                       0.00
                           Per $50,000 original principal amount of the Notes                                0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

                           CLASS A-2 NOTES                                                                 448,466.67
                           Per $50,000 original principal amount of the Notes                              241.111111

(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                           CLASS A-2 NOTES                                                                       0.00
                           Per $50,000 original principal amount of the Notes                                0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                           CLASS A-2 NOTES                                                                       0.00
                           Per $50,000 original principal amount of the Notes                                0.000000

(iv)       Pool Balance at end of preceding Collection Period                                          518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                           CLASS A-2 NOTES                                                              93,000,000.00

(vi)       Applicable Interest Rate:
                           (a)   In general:
                                 1.  Auction Rate for the prior Interest Period:

                                                     CLASS A-2 NOTES
                                                         PERIOD 1                                           5.597000%
                                                         PERIOD 2                                           5.620000%
                                                         PERIOD 3                                           5.690000%
                                                       CURRENT RATE    (Based on Auction)                   6.200000%

                                 2.  NET LOAN RATE
                                               MONTH 1                                                 6.590000%
                                               MONTH 2                                                 6.787500%
                                               MONTH 3                                                 6.824200%

                           (b)   Amount of Interest that would have been paid
                                 on such Note Distribution Date if Interest was
                                 calculated instead based on the Net Loan Rate                        493,617.13

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                 36,442.93
                           Per $50,000 original principal amount of the Notes                          19.592973

           (b)   Service Fee Carryover for related Collection Period

                 1.  Distributed                                                                            0.00
                           Per $50,000 original principal amount of the Notes                           0.000000

                 2.  Remaining Balance                                                                      0.00
                           Per $50,000 original principal amount of the Notes                           0.000000

(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                                     1,162.50
                           Per $50,000 original principal amount of the Notes                           0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                                     21,422.29
                           Per $50,000 original principal amount of the Notes                          11.517361

                 3.  Indenture Trustee Fee  (Pro Rata)                                                      0.00
                           Per $50,000 original principal amount of the Notes                           0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                              343.22
                           Per $50,000 original principal amount of the Notes                           0.184529

                 5.  Surety Provider Fee  (Pro Rata)                                                    6,406.67
                           Per $50,000 original principal amount of the Notes                           3.444444

(ix)       Amount of payments to the Surety Provider in reimbursement of prior
           draws under any Note Surety Bond or the Certificate Surety Bond                                  0.00

(x)        Aggregate amount of Realized losses for the related Collection period                            0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for
           which Realized Losses were allocated previously                                                  0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                   0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                       0.00

           (c)     Amount in the Reserve Account                                                            0.00

(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                       0.00

(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                          0.00

        (b)  Amount in the Pre-Funding Account                                                  13,629,220.11

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                           0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                    (a) CLASS A-1 NOTES                                                                  0.00
                    (b) CLASS A-1 NOTES (Only if Class___ Notes
                        have been paid in full)                                                          0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days                              5,020,940.92
            Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days                              1,557,312.92
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days                             1,472,987.63
            Delinquent

        (d) Number of Financed Student Loans that are more than 181                                251,560.58
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                                       241,303.36

(xix)   Parity Percentage              Numerator           566,176,476.57
                                                           --------------
        as of  12/31/97              Denominator           565,384,939.16                             100.14%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                                           42,856.71

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------
     Harry Puglisi
      Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

============================================================================================
                               CLASSNOTES TRUST 1997-I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-3              Determination Date                    12/31/97
Cusip#  182743-AJ3          Distribution Date                     01/07/98
                            Record Date                           01/05/98
============================================================================================
(i)     Amount of Principal being paid or distributed in
        respect of the Notes

                     CLASS A-3 NOTES                                                 0.00
                     Per $50,000 original principal amount of the Notes          0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                           439,047.78
                     Per $50,000 original principal amount of the Notes        231.077778

(iii)   (A)  Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                 0.00
                     Per $50,000 original principal amount of the Notes          0.000000

        (B)  Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                 0.00
                     Per $50,000 original principal amount of the Notes          0.000000

(iv)    Pool Balance at end of preceding Collection Period                 518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                        95,000,000.00

(vi)    Applicable Interest Rate:
                     (a)  In general:
                          1.  Auction Rate for the prior Interest Period:

                                      CLASS A-3 NOTES
                                         PERIOD 1                               5.630000%
                                         PERIOD 2                               5.597000%
                                         PERIOD 3                               5.700000%
                                      CURRENT RATE  (Based on Auction)          5.942000%



                           2.  NET LOAN RATE
                                         MONTH 1                                       6.590000%
                                         MONTH 2                                       6.787500%
                                         MONTH 3                                       6.824200%

                     (b)   Amount of Interest that would have been paid
                           on such Note Distribution Date if Interest was
                           calculated instead based on the Net Loan Rate              502,198.76

(vii)   (a)   Service Fee for related Collection Period  (Pro Rata)                    37,226.65
                     Per $50,000 original principal amount of the Notes                19.592974

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                                               0.00
                      Per $50,000 original principal amount of the Notes                0.000000

              2.  Remaining Balance                                                         0.00
                      Per $50,000 original principal amount of the Notes                0.000000


(viii)  Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                                        1,187.50
                      Per $50,000 original principal amount of the Notes                0.625000

              2.  Auction Agent Fee  (Pro Rata)                                        21,882.99
                      Per $50,000 original principal amount of the Notes               11.517361

              3.  Indenture Trustee Fee  (Pro Rata)                                         0.00
                      Per $50,000 original principal amount of the Notes                0.000000

              4.  Eligible Lender Trustee Fee  (Pro Rata)                                 350.61
                      Per $50,000 original principal amount of the Notes                0.184529

              5.  Surety Provider Fee  (Pro Rata)                                       6,544.44
                      Per $50,000 original principal amount of the Notes                3.444444


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                                0.00

(xii)   (a)   Amount of the distribution attributable to amounts
              in the Reserve Account                                                        0.00

        (b)   Amount of any other withdrawals from the Reserve
              Account for such Distribution Date                                            0.00

        (c)   Amount in the Reserve Account                                                 0.00


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                                          0.00


(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                             0.00

        (b)  Amount in the Pre-Funding Account                                                     13,629,220.11

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                              0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                  (a) CLASS A-1 NOTES                                                                       0.00
                  (b) CLASS A-1 NOTES (Only if Class___ Notes
                      have been paid in full)                                                               0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                                5,020,940.92
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                                1,557,312.92
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                               1,472,987.63
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                                  251,560.58
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                                         241,303.36

(xix)   Parity Percentage                                 Numerator           566,176,476.57
        as of 12/31/97                                                        --------------
                                                          Denominator         565,384,939.16              100.14%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                                              42,856.71

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                              0.00

The Money Store, Inc.

By:  /s/ Harry Puglisi
   ----------------------
     Harry Puglisi
      Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

=============================================================================================
                            CLASSNOTES TRUST 1997-I

    Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
    CLASS A-4                        Determination Date                   01/09/98
Cusip #  182743-AL8                  Distribution Date                    01/15/98
                                     Record Date                          01/13/98
=============================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                                                               0.00
           Per $50,000 original principal amount of the Notes                                                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                                                         560,212.58
           Per $50,000 original principal amount of the Notes                                                      186.737528


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                                                               0.00
           Per $50,000 original principal amount of the Notes                                                        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                                                               0.00
           Per $50,000 original principal amount of the Notes                                                        0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                  268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

           CLASS A-4 NOTES                                                                                     150,000,000.00


(vi)       Applicable Interest Rate:
           (a)  In general:
                1.  Auction Rate for the prior Interest Period:

                                                         CLASS A-4 NOTES
                                                             PERIOD 1                                                0.00000%
                                                             PERIOD 2                                                0.00000%
                                                             PERIOD 3                                                0.00000%
                                                           CURRENT RATE   (LIBOR)                                    6.11141%




             2.  NET LOAN RATE

                                    PERIOD 1                                              6.5900%
                                    PERIOD 2                                              6.7875%
                                    PERIOD 3                                              6.8242%

             (b)  Amount of Interest that would have been paid
                  on such Note Distribution Date if Interest was
                  calculated instead based on the Net Loan Rate                        624,481.25

(vii)    (a) Service Fee for related Collection Period  (Pro Rata)                           0.00
             Per $50,000 original principal amount of the Notes                          0.000000

         (b) Service Fee Carryover for related Collection Period
             1.  Distributed                                                                 0.00
             Per $50,000 original principal amount of the Notes                          0.000000

             2.  Remaining Balance                                                           0.00
             Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                              0.00
             Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee  (Pro Rata)                                               0.00
             Per $50,000 original principal amount of the Notes                          0.000000

             3. Indenture Trustee Fee (Pro Rata)                                             0.00
             Per $50,000 original principal amount of the Notes                          0.000000

             4. Eligible Lender Trustee Fee (Pro Rata)                                       0.00
             Per $50,000 original principal amount of the Notes                          0.000000

             5. Surety Provider Fee (Pro Rata)                                               0.00
             Per $50,000 original principal amount of the Notes                          0.000000


(ix)     Amount of payments to the Surety Provider in
         reimbursement of prior draws under any Note
         Surety Bond or the Certificate Surety Bond                                          0.00

(x)      Aggregate amount of Realized losses for the
         related Collection period                                                           0.00

(xi)     Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
         allocated previously                                                                0.00

(xii)    (a)     Amount of the distribution attributable to amounts
                 in the Reserve Account                                                      0.00

         (b)     Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                          0.00

         (c)     Amount in the Reserve Account                                               0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                          0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                 0.00

         (b)     Amount in the Pre-Funding Account                                                                  0.00

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                                                                0.00
                 (b) CLASS A-1 NOTES (Only if Class ___ Notes
                     have been paid in full)                                                                        0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)     Number of Financed Student Loans that are 30 to 60 days                                    2,107,715.09
                 Delinquent

          (b)    Number of Financed Student Loans that are 61 to 90 days                                      868,920.04
                 Delinquent

          (c)    Number of Financed Student Loans that are 91 to 180 days                                   1,287,630.11
                 Delinquent

          (d)    Number of Financed Student Loans that are more than 181                                      116,406.20
                 days Delinquent

          (e)    Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                             270,934.42

(xix)     Parity Percentage                                           Numerator         291,313,257.86
          as of 11/30/97                                                                --------------
                                                                    Denominator         288,611,382.91            100.94%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                                    40,955.69

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                    0.00


The Money Store, Inc.


By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997-I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-5                    Determination Date               01/08/98
Cusip #  182743-AM6                Distribution Date                01/14/98
                                   Record Date                      01/12/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                               0.00
                Per $50,000 original principal amount of the Notes                                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                         199,908.33
                Per $50,000 original principal amount of the Notes                                      173.833333


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                               0.00
                Per $50,000 original principal amount of the Notes                                        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                               0.00
                Per $50,000 original principal amount of the Notes                                        0.000000


(iv)       Pool Balance at end of preceding Collection Period                                       268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                                      57,500,000.00


(vi)       Applicable Interest Rate:
           (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                                           CLASS A-5 NOTES
                                              PERIOD 1                                                    0.000000%
                                              PERIOD 2                                                    0.000000%
                                              PERIOD 3                                                    0.000000%
                                           CURRENT RATE        (Based on Auction)                         5.960000%


               2.  NET LOAN RATE
                                 PERIOD 1                             6.590000%
                                 PERIOD 2                             6.787500%
                                 PERIOD 3                             6.824200%

           (b) Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate        228,484.72

(vii)  (a)  Service Fee for related Collection Period  (Pro Rata)         0.00
           Per $50,000 original principal amount of the Notes         0.000000

       (b)  Service Fee Carryover for related Collection Period
            1.  Distributed                                               0.00
           Per $50,000 original principal amount of the Notes         0.000000

            2.  Remaining Balance                                         0.00
           Per $50,000 original principal amount of the Notes         0.000000

(viii) Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                            0.00
           Per $50,000 original principal amount of the Notes         0.000000

            2. Auction Agent Fee (Pro Rata)                               0.00
           Per $50,000 original principal amount of the Notes         0.000000

            3. Indenture Trustee Fee (Pro Rata)                           0.00
           Per $50,000 original principal amount of the Notes         0.000000

            4. Eligible Lender Trustee Fee (Pro Rata)                     0.00
           Per $50,000 original principal amount of the Notes         0.000000

            5. Surety Provider Fee (Pro Rata)                             0.00
           Per $50,000 original principal amount of the Notes         0.000000

(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                         0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                          0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                               0.00

(xii)  (a)  Amount of the distribution attributable to amounts
            in the Reserve Account                                        0.00

       (b)  Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                            0.00

       (c)  Amount in the Reserve Account                                 0.00

(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                         0.00

(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                           0.00

        (b)  Amount in the Pre-Funding Account                                                            0.00

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                            0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

           (a) CLASS A-1 NOTES                                                                            0.00
           (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                                                    0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                  0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days                               2,107,715.09
            Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days                                 868,920.04
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days                              1,287,630.11
            Delinquent

        (d) Number of Financed Student Loans that are more than 181                                 116,406.20
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                                        270,934.42

(xix)   Parity Percentage                               Numerator       291,313,257.86
        as of 11/30/97                                                  --------------
                                                        Denominator     288,611,382.91                  100.94%

(xx)    Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
        Student Holdings)                                                                            40,955.69

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                                                            0.00

The Money Store, Inc.


By:  /s/ Harry Puglisi
Harry Puglisi
 Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

=================================================================================================
                            CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-6           Determination Date               01/14/98
  Cusip #  182743-AN4          Distribution Date                01/21/98
                               Record Date                      01/16/98
=================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-6 NOTES                                                                              0.00
           Per $50,000 original principal amount of the Notes                                       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-6 NOTES                                                                        266,544.44
           Per $50,000 original principal amount of the Notes                                     231.777778


(iii)  (A) Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

           CLASS A-6 NOTES                                                                              0.00
           Per $50,000 original principal amount of the Notes                                       0.000000

       (B) Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

           CLASS A-6 NOTES                                                                              0.00
           Per $50,000 original principal amount of the Notes                                       0.000000


(iv)   Pool Balance at end of preceding Collection Period                                     268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

           CLASS A-6 NOTES                                                                     57,500,000.00


(vi)   Applicable Interest Rate:
           (a)  In general:
                1.  Auction Rate for the prior Interest Period:

                                CLASS A-6 NOTES
                                   PERIOD 1                                                         0.000000%
                                   PERIOD 2                                                         0.000000%
                                   PERIOD 3                                                         0.000000%
                                 CURRENT RATE (Based on Auction)                                    5.960000%

                       2.  NET LOAN RATE
                                        PERIOD 1                                                         6.590000%
                                        PERIOD 2                                                         6.787500%
                                        PERIOD 3                                                         6.824200%

                 (b)   Amount of Interest that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Rate                                    304,783.06

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                        0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

           (b)   Service Fee Carryover for related Collection Period

                 1.  Distributed                                                                              0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

                 2.  Remaining Balance                                                                        0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee (Pro Rata)                                                            0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

                 2.  Auction Agent Fee (Pro Rata)                                                             0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

                 3. Indenture Trustee Fee (Pro Rata)                                                          0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

                 4. Eligible Lender Trustee Fee (Pro Rata)                                                    0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

                 5. Surety Provider Fee (Pro Rata)                                                            0.00
                 Per $50,000 original principal amount of the Notes                                       0.000000

(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                         0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                          0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                                          0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                     0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                         0.00

           (c)     Amount in the Reserve Account                                                              0.00

(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                         0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                    0.00

         (b)     Amount in the Pre-Funding Account                                                     0.00

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                                                   0.00
                 (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                              0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                          2,107,715.09
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                            868,920.04
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                         1,287,630.11
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                            116,406.20
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                   270,934.42

(xix)    Parity Percentage                               Numerator     291,313,257.86
         as of 11/30/97                                                --------------
                                                       Denominator     288,611,382.91               100.94%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
         Student Holdings)                                                                        40,955.69

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                                        0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer